                                                                   EXHIBIT 10(J)

                          DOMESTIC RELOCATION POLICY
                          --------------------------

                   EFFECTIVE DATE OF POLICY: JANUARY 1, 1999

THIS POLICY IS FOR INTERNAL USE ONLY AND IS NOT TO BE DISTRIBUTED EXTERNALLY.

It is the Policy of the bank to provide eligible employees with relocation assistance provided they meet the following criteria:

 .    They are exempt internal transfers relocating at the Bank's request.
 .    They are exempt new hires relocating within the United States at the Bank's request.

The various provisions of this Policy may be provided in whole or in part. The granting of benefits in excess of the provisions of this Policy must be pre-approved in writing as an exception by the appropriate Director of Employment.

DEFINITIONS
-----------

 .    Temporary Relocation: The employee is expected to relocate back to the place of origin or to another assignment within 1 year. No relocation benefits will be granted for temporary relocatees without approval from a Director of Employment.

 .    Long Term Relocation: The employee's new assignment is expected to last longer than one year.

 .    Homeowner: A relocating employee owning his/her primary residence at the time an offer is extended.


 .    Renter: A relocating employee who does not own his/her primary residence when offer is extended.

ELIGIBILITY
-----------

Relocation benefits may be provided if the distance between the new work location and the former residence is 50 miles or greater than the distance between the former residence and the former work location.

RESPONSIBILITY
--------------

The Corporate Relocation Manager and the Human Resources Representative will assist Managers in the development of a relocation package best-suited to an employee's needs, according to the appropriate provisions by grade level and homeowner/renter status. A formal commitment letter to the employee will be generated and signed by the Human Resources Representative. A written package, which includes cost estimates, will be prepared by the Corporate Relocation Manager BEFORE a commitment is made to the relocating employee.
        ------

RELOCATION BENEFITS MAY NOT BE COMMUNICATED TO A RELOCATEE, BY ANY GRADE LEVEL MANAGER, WITHOUT THE PRIOR APPROVAL OF THE APPROPRIATE HUMAN RESOURCES REPRESENTATIVE AND THE CORPORATE RELOCATION MANAGER.

THE COST OF GRANTING RELOCATION BENEFITS CAN BE EXTREMELY HIGH AND PRIOR APPROVAL IS ABSOLUTELY REQUIRED.

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Benefits may not be communicated which are not specifically stated in this policy. It is the responsibility of the employee's supervisor to ensure that expenses are in accordance with Policy and that proper receipts and documentation accompany the appropriate reimbursement forms.

The Corporate Relocation Manager(CRM)is responsible for administering this Policy and for providing estimated costs, advice and assistance to hiring managers. The CRM is also responsible for approving the specific relocation benefits granted to each relocating employee to ensure that proper approvals have been obtained and that they are within policy.

Employees are expected to follow standards of reasonableness when incurring relocation expenses and must report such expenses promptly and accurately.

INTERPRETATION, CANCELLATION OR AMENDMENT
-----------------------------------------

The Bank retains the right to interpret or apply any provisions of this Policy with respect to any situation and may at any time cancel in whole or in part or amend any of its provisions.

EMERGENCY LEAVE
---------------

An employee on temporary relocation/assignment may be reimbursed by the Bank for economy air fare for a trip due to the death of an immediate family member or domestic partner. Extreme medical reasons may also be considered. Final approval for such Bank-paid travel rests with the employee's Supervisor.

RESIGNATION
-----------

If an employee voluntarily resigns from the Bank while in the process of relocating or within one year of relocating to the new location, that employee will forfeit the right to receive reimbursement from the Bank for expenses incurred. The relocatee will be required to repay funds already received from the Bank as reimbursement for relocation expenses and funds paid by the Bank to home buying services on his/her behalf.

TERMINATION
-----------

If an employee is involuntarily terminated by the Bank (other than for violation of company policy), during the relocation process or on temporary assignment, the Bank may pay actual expenses of returning family or domestic partner, household goods and personal effects to point of origin, provided the move occurs within sixty (60) days of termination. If moving to a location other than point of origin, reimbursement of actual cost is not to exceed cost of shipment to point of origin. No other expenses will be reimbursed. Employees who do not ship their household possessions and personal effects do not receive reimbursement in lieu of such shipments.

If an employee is terminated FOR CAUSE during the relocation process or on
                             ---------
temporary assignment, the Bank will NOT pay expenses to return employee to point
                                    ---
of origin.

EXCLUSIONS
----------

This policy does not cover temporary training assignments of one year or less. Staff members who seek another position through the job posting system requiring relocation will not be eligible for Domestic Relocation benefits.

EXPIRATION
----------

Relocation benefits expire one year and one day from start date of new assignment except for benefits for which other time frames are expressly stated.

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ADMINISTRATION
--------------

The Corporate Relocation Manager(CRM)will provide consulting services to Managers and Human Resources Representatives. The CRM will provide operational details to relocating employees and the necessary forms and literature to be used for third-party assistance and reimbursements. The CRM will also process all benefits.

EXCEPTIONS
----------

Sections of this Policy clearly identify the organizational level required to make exceptions. All other exceptions, including grade level eligibility, must have written authorization from the Director of Employment. The Corporate Relocation Manager must have written authorization to implement any exceptions granted.

ALLOCATION OF COSTS
-------------------

Costs incurred by the Bank under this Policy will be charged to the Responsibility Center where the employee is to be assigned upon relocation.

REIMBURSABLE EXPENSES
---------------------

The Bank may reimburse the employee for expenses in accordance with the agreement between the hiring Manager, Human Resources Representative, Corporate Relocation Manager, and the employee. Reimbursable expenses are as follows:

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HOUSEHUNTING TRIP
-----------------

     ELIGIBILITY:
     ------------

               EXEMPT GRADE     HOMEOWNER    RENTER
               ------------     ---------    -------
               MPP              8 Days Max   5 Days Max
               30-32            8 Days Max   3 Days Max
               26-29            5 Days Max   3 Days Max
               Mgmt. Trainee - see separate section

The Bank may reimburse direct-route economy airfare or mileage and reasonable expenses for meals, lodging, telephone and ground transportation for the employee and spouse or domestic partner for ONE househunting trip to the new
                                            ---
location. Direct hotel billing to the Bank is limited to room and tax only. Meals and other reimbursable expenses must be treated separately and cannot be charged to the hotel bill. Reasonable baby-sitting and kenneling costs may also be paid.

TRANSFER OF EMPLOYEE AND FAMILY
-------------------------------

     ELIGIBILITY: ALL EXEMPT EMPLOYEES
     -----------

The Bank may reimburse reasonable expenses for meals, lodging and transportation incurred by the employee and family or domestic partner when transferring from the former to the new location. Such costs are paid not only for the employee's spouse or domestic partner and children but also for other family members normally residing in the employee's household. The Bank may pay direct-route economy fares or, if using personal automobile, the standard Bank mileage allowance for the most direct route.

EMPLOYEE DEPARTURE EXPENSES
---------------------------

     ELIGIBILITY: ALL EXEMPT EMPLOYEES
     -----------

Prior to departure from the former location, temporary housing will be provided for up to two nights maximum.

NOTE: ALL TRAVEL ARRANGEMENTS, INCLUDING AIRLINE TICKETS, AUTO RENTALS AND HOTEL RESERVATIONS MUST BE MADE THROUGH A TRAVEL COORDINATOR IN THE TRAVEL DEPARTMENT AT THE HEAD OFFICE (617-434-2501).

TRANSPORTATION OF HOUSEHOLD POSSESSIONS
---------------------------------------

     ELIGIBILITY:
     -----------

               EXEMPT GRADE
               ------------
               MPP
               30-32
               26-29
               Mgmt. Trainee - see separate section

The Bank may pay reasonable costs for packing, insuring and transporting the employee's household possessions from the permanent residence at the former location to EITHER a temporary or permanent residence at the new location. The
            ------
transportation cost of shipping household pets as accompanying baggage may also be paid.

The Bank may pay for the transportation of bulky items such as those listed below with approval of the Corporate Relocation Manager:

 .  Utility Sheds
 .  Garden Tractors

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 .  Pool Tables
 .  Riding Lawnmowers

THE BANK WILL NOT PAY FOR TRANSPORTATION OF FIREARMS, TRAILERS, BOATS, BUILDING
              ---
SUPPLIES, FARM IMPLEMENTS, HORSES/LIVESTOCK, SHRUBS/PLANTS, FIREWOOD, CAMPERS, RECREATIONAL VEHICLES, FROZEN FOODS OR OTHER PERISHABLES.

STORAGE
-------

     ELIGIBILITY:
     ------------

               EXEMPT GRADE        HOMEOWNER    RENTER
               ------------        ---------    ------
               MPP                 60 Days      60 Days
               30-32               60 Days      30 Days
               26-29               30 Days        N/A
               Mgmt. Trainee - see separate section

The Bank may pay for storage of household effects, including all handling and insurance, if required at the new location. The Bank may also pay for boarding of household pets with approval of the Corporate Relocation Manager.

When temporarily relocated (for less than one year), household effects that are not shipped and cannot be left in the home at the former location may be stored for the period of assignment at Bank expense. Short term training assignments do not qualify for storage of household goods. Exceptions for additional storage time must be approved by the Corporate Relocation Manager.

NOTE: All arrangements for moving and storage of household possessions and personal effects MUST BE MADE THROUGH THE RELOCATION DEPARTMENT AT THE HEAD OFFICE (617-434-8632).

INSURANCE
---------

     ELIGIBILITY:
     -----------

               EXEMPT GRADE
               ------------
               MPP
               30-32
               26-29
               Mgmt. Trainee - see separate section

If the transportation of household goods is approved, the Bank, along with the carrier selected by the Relocation Department, will provide insurance protection up to full replacement value for all shipment articles listed by the employee on the carrier inventory. The Bank will not be responsible for items not listed on the carrier inventory. Qualified appraisals must be provided to the carrier for individual items valued in excess of $5,000.

Because of ICC regulations, the following items are EXCLUDED FROM COVERAGE:
DOCUMENTS, CASH, COLLECTIBLES, JEWELRY, WATCHES, AND PRECIOUS STONES.

AUTOMOBILES
-----------

     Eligibility:
     -----------

               EXEMPT GRADE
               ------------
               MPP
               30-32
               26-29
               Mgmt. Trainee - see separate section

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The Bank may pay the standard mileage allowance for driving a maximum of two automobiles to the new location. In cases where the distance exceeds 500 miles between the former and the new residence, the Bank may pay the cost of transporting a maximum of two (2) automobiles to the new location.

TEMPORARY HOUSING
-----------------

     ELIGIBILITY:
     ------------

               EXEMPT GRADE        HOMEOWNER     RENTER
               ------------        ---------     ------
               MPP                 60 Days       60 Days
               30-32               60 Days       30 Days
               26-29               30 Days         N/A
               Mgmt. Trainee - see separate section

If the employee is required to report to the new assignment prior to finding permanent housing, the Bank may provide temporary housing for the employee and family or domestic partner. A corporate apartment may be provided if available. However, if housed in a corporate apartment, expenses for food and laundry will not be reimbursed. If a corporate apartment is unavailable, hotel accommodations may be arranged and expenses for food and laundry will be reimbursed. Temporary living expenses in accordance with IRS guidelines may begin as of the date the employee reports to the new location.

Corporate apartments must be treated with the same respect as other Bank assets. Willful damage may result in disciplinary action. Expenses for repair of damages may be charged directly to the employee.

NOTE: All arrangements for temporary housing MUST BE MADE THROUGH THE RELOCATION DEPARTMENT AT THE HEAD OFFICE (617-434-8632).

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TRIPS HOME
----------

     ELIGIBILITY:
     ------------

               EXEMPT GRADE  HOMEOWNER
               ------------  ---------
               MPP           4 Trips Max
               30-32         4 Trips Max
               26-29         2 Trips Max
               Mgmt. Trainee - see separate section

Trips home may be authorized when an employee precedes his/her family or domestic partner to the assignment location and the nature and location of the assignment makes them feasible. Reasonable expenses, including economy air fare incurred for visits home, are reimbursed and must be taken at intervals of not less than every other week. The cost of a trip to conclude a home sale should be coordinated with authorized trips home.

CLOSING COSTS NEW LOCATION/FORMER LOCATION
------------------------------------------

     ELIGIBILITY:
     ------------

               EXEMPT GRADE
               ------------
               MPP
               30-32
               26-29
               Mgmt. Trainee - see separate section

The Bank may pay reasonable expenses of certain closing costs for the purchase of a primary residence at the new location and the sale of the current primary residence, including: survey charges, title charges, reasonable attorney's fees, home inspection, termite inspection, mortgage application fee, recording and transfer charges, credit report and appraisal fee. The settlement statement provided by the lender at the closing must be submitted for reimbursement of closing costs.

DUPLICATE CARRYING CHARGES
--------------------------

     ELIGIBILITY:
     ------------

               EXEMPT GRADE   HOMEOWNER
               ------------   ---------
               MPP            60 Days Max
               30-32          60 Days Max
               26-29          60 Days Max
               Mgmt. Trainee - see separate section

The Bank may reimburse duplicate carrying charges up to a maximum of two months on an unoccupied or unrented primary residence owned by the employee at the former location, provided the employee has secured a permanent residence at the new location, has legal possession of two residences and is incurring duplicate housing expenses.

Carrying charges include: real estate taxes, property insurance, utilities and the interest portion of the lesser of the two mortgages. Reimbursement of these expenses will be pro-rated on a daily basis and will commence as of the date of possession of a permanent residence at the new location. The Bank will not reimburse the portion of the mortgage payment applied toward the principal or the costs of maintenance, repairs, improvements or security.

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PRE-MARKETING ASSISTANCE
------------------------

     ELIGIBILITY: ALL EXEMPT EMPLOYEES
     ------------

The Bank may provide pre-marketing consulting services through a Relocation Management Consulting Company. This service is designed to reduce the length of time the former residence is on the market and obtain the maximum sale price for the employee. The Corporate Relocation Manager may make the necessary arrangements.

HOME FINDING ASSISTANCE
-----------------------

     ELIGIBILITY: ALL EXEMPT EMPLOYEES
     ------------

The Corporate Relocation Manager may provide home finding assistance, when necessary, to all relocating employees.

SALE OF PRIMARY RESIDENCE
-------------------------

     ELIGIBILITY: CONTACT THE CORPORATE RELOCATION MANAGER
     ------------

When an employee who owns their primary residence is relocated, the Bank may provide home-sale assistance at the discretion of the Manager, Human Resources Representative and the Corporate Relocation Manager. Primary residence is defined as a private or semi-private dwelling, or a condominium, owned by the employee. The Bank will not provide assistance in disposing of secondary tracts of land, vacation homes or property held primarily for investment purposes.

RETAINED PRIMARY RESIDENCE
--------------------------

     ELIGIBILITY:
     -----------

               EXEMPT GRADE
               ------------
               MPP only

Internal transfers on temporary assignment (under 1 year) who own their home at the time of transfer are encouraged to retain their primary residence. If the employee decides to lease the home, the Bank may reimburse for rental management services for the duration of the temporary assignment and for reasonable increases in insurance premiums resulting from tenant/vs. homeowner coverage and/or occupied/vs. unoccupied coverage.

Such services do not include cost of property repair or maintenance. Should an employee be unable to lease his/her primary residence before renting at the new location, the Bank may reimburse the employee for a maximum of two months commencing on the effective date of the lease at the new location or until the employee leases the home (whichever occurs first).

BRIDGE LOAN
-----------

     ELIGIBILITY: CONTACT THE CORPORATE RELOCATION MANAGER
     ------------

If an employee buys a home at the new location before selling the home at the former location, a bridge loan may be secured. BankBoston will obtain opinions of value from at least two real estate brokers. A lender chosen by BankBoston may then loan a percentage of the equity based on current market conditions. However, if broker's opinion of the value is being used, BankBoston reserves the right to negotiate the dollar amount of the bridge loan based on current local practices.

The interest on these loans is charged to the appropriate Responsibility Center, and the loans are to be repaid within 15 days after the sale of the home at the former location. When the employee sells the former residence, the amount of the bridge loan must be forwarded directly to the lender.

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The employee must complete an application (available from the Corporate
Relocation Manager and submit evidence of the current balance of the present mortgage (including any liens or second mortgages).

LEASE CANCELLATION (RENTERS)
----------------------------

     ELIGIBILITY:
     ------------

               EXEMPT GRADE
               ------------
               MPP
               30-32
               26-29
               Mgmt. Trainee - see separate section

The employee is responsible for canceling any lease remaining at the former location at the time of transfer and obtaining a written release from the lease obligation. The Bank may pay reasonable costs of canceling leases equivalent to a maximum of 2 MONTHS rent.
             --------

FINDER'S FEE/DEPOSITS (RENTERS)
-------------------------------

     ELIGIBILITY:
     ------------

               EXEMPT GRADE
               ------------
               MPP
               30-32
               26-29
               Mgmt. Trainee - see separate section

The Bank may reimburse reasonable finder's fee to secure rental housing. Security deposits of up to 2 months rent may be advanced to the employee for a period of up to one year. These advances must be repaid by the end of the first year and may be provided interest free.

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RELOCATION ALLOWANCE
--------------------

     ELIGIBILITY:
     ------------

               HOMEOWNER          RENTER
               ---------          ------
               $2,000             $1,000

When relocating at the Bank's request, the Bank may provide a relocation allowance to defray miscellaneous expenses not specifically identified as reimbursable under other provisions of this policy.


TAXES
-----

     ELIGIBILITY: ALL EXEMPT EMPLOYEES
     ------------

In order to be eligible for deductibility of moving expenses for tax purposes, the employee must work full time for at least 39 weeks following the move.
Under present IRS regulations certain relocation expenses are considered income to the employee and are subject to taxation. In order to compensate for additional Federal and State taxes the Payroll Department will make appropriate estimated adjustments at the time of payment.

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